EXHIBIT 23.10


                        CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in Registration Statement on Form S-8 (No. 33-98684) of our report, dated January 22, 1999, which includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern, on the consolidated financial statements of WTC Industries, Inc. and Subsidiaries for the year ended December 31, 1998.



                                         McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
April 15, 1999